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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  Form 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 1, 2000



                           AMERITYRE CORPORATION
                       ----------------------------
        (Exact name of registrant as specified in its charter)


          NEVADA                    33-94318-C             87-0535207
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                  705 Yucca Street, Boulder City, Nevada  89005
                 -----------------------------------------------
                     (Address of principal executive office)


Registrant's telephone number, including area code: (702) 293-1930
                                                    --------------

                        AMERICAN TIRE CORPORATION
        ------------------------------------------------------------
       (Former name or former address, if changed since last report)










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                              ITEM 5. OTHER EVENT

On December 1, 2000, at the annual meeting of shareholders of the Registration, a majority of the shareholders approved an amendment to the registrant's Articles of Incorporation to change the name of the registrant from American Tire Corporation to "Amerityre Corporation". The amendment to the registrant's articles of incorporation was filed the Secretary of State of the State of Nevada on December 6, 2000.

As a result of the name change, the NASD has assigned the registrant's common stock a new symbol for trading on the NASD's OTC Bulletin Board. The new symbol issued by the NASD is "AMTY", which will replace the registrant's former symbol "ATYR" effective the opening of trading on Tuesday, December 12, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  3         3.01        Certificate of Amendment to the
                        Articles of Incorporation of
                        American Tire Corporation                This Filing

  20        20.01       Press Release date December 11, 2000     This Filing


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       AMERITYRE CORPORATION



Date: December 11, 2000                /S/ David K. Griffiths
                                       Secretary/Treasurer